Jun. 23, 2017

T. Rowe Price Retirement Income 2020 Fund

Supplement to Prospectus Dated June 23, 2017

In section 1, the information under “Principal Investment Strategies” is supplemented as follows:

Effective October 1, 2017, the T. Rowe Price Dynamic Global Bond Fund—I Class, T. Rowe Price Floating Rate Fund—I Class, T. Rowe Price International Bond Fund (USD Hedged)—I Class, and T. Rowe Price U.S. Treasury Long-Term Fund—I Class will be added to the list of underlying fixed income funds in which the fund can invest.

A percentage of the fund’s portfolio is allocated to the broad asset classes according to a predetermined glide path that becomes more conservative over time. The addition of these new underlying funds will not change the overall neutral allocations assigned to the broad asset classes (stocks and bonds) or result in changes to the fund’s managed payout program. However, the new underlying funds will further diversify the sectors available to the fund within the overall bond component. The changes are designed to provide for more dynamic allocations within fixed income and the ability to better respond to a variety of market conditions. The adviser expects to begin implementing changes within the fixed income allocation and investing in these new funds on or around October 1, 2017. It is anticipated that the process of fully integrating these changes will occur over an extended period of time.